SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        25-Feb-04

ASSET BACKED FUNDING CORPORATION

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF JANUARY 1 , 2004, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2004-CB1

C-Bass Mortgage Loan Asset-Backed Certificates Series 2004-CB1
(Exact name of registrant as specified in its charter)

North Carolina    333-108551-03            75-2533468
(State or Other   (Commission              (I.R.S. Employer
Jurisdiction of   File Number)             Identification
Incorporation)                             Number)

100 North Tryon St.
Charlotte, NC                  28255
(Address of Principal          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 704-386-2400

Item 5.  Other Events

On       25-Feb-04a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
         25-Feb-04The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                  Date:
                  Amount:

C.      Item 1: Legal Proceedings:         NONE

D.      Item 2: Changes in Securities:     NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated          25-Feb-04

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2004-CB1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                2/25/2004

                    Beginning                                         Ending
                   Certificate                                     Certificate
 Class    Cusip    Balance(1)   Principal    Interest    Losses      Balance
AF-1    04542BFH0     104456000     1674017      349928     0          102781983
AV-1    04542BFJ6      80000000      418513       40697     0           79581487
AV-2    04542BFK3     132186000      832721       61040     0          131353279
AV-3    04542BFL1      26991000           0       14900     0           26991000
M-1     04542BFM9      24394000           0       14964     0           24394000
M-2     04542BFN7      21212000           0       17455     0           21212000
M-3     04542BFP2       6364000           0        5742     0            6364000
B-1     04542BFQ0       5303000           0        5360     0            5303000
B-2     04542BFR8       5303000           0        5551     0            5303000
B-3     04542BFS6       5303000           0        7753     0            5303000
B-4     04542BGD8       8485000           0       15623     0            8485000
N*          NA         20700000     1596069       93668    N/A          19103931
X*          NA          3935445           0           0    N/A           4239324
Total                 419997000     4521322      632680          0     417071748

* Notional

              AMOUNTS PER $1,000 UNIT
                                              Ending                 Current
                                           Certificate             Pass-Through
 Class  Principal   Interest      Total      Balance     Losses   Interest Rate
AF-1    16.0260523 3.35000000  19.37605231 983.97394769 0.00000000      4.02000%
AV-1    5.23141800 0.50871525   5.74013325 994.76858200 0.00000000      1.40875%
AV-2    6.29961902 0.46177084   6.76138986 993.70038098 0.00000000      1.27875%
AV-3    0.00000000 0.55204846   0.55204846 1000.0000000 0.00000000      1.52875%
M-1     0.00000000 0.61343732   0.61343732 1000.0000000 0.00000000      1.69875%
M-2     0.00000000 0.82288186   0.82288186 1000.0000000 0.00000000      2.27875%
M-3     0.00000000 0.90232715   0.90232715 1000.0000000 0.00000000      2.49875%
B-1     0.00000000 1.01066000   1.01066000 1000.0000000 0.00000000      2.79875%
B-2     0.00000000 1.04677164   1.04677164 1000.0000000 0.00000000      2.89875%
B-3     0.00000000 1.46204790   1.46204790 1000.0000000 0.00000000      4.04875%
B-4     0.00000000 1.84121509   1.84121509 1000.0000000 0.00000000      5.09875%
N*      77.1047980 4.52500000  81.62979807 922.89520193 0.00000000      5.43000%
X*      0.00000000 0.00000000   0.00000000   0.00000000 0.00000000NA


Distribution Date:    25-Feb-04

        Distribution Statement
        Pooling and Servicing Agreement Dated January 1, 2004

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii)  Overcollateralization Amount (before distribution    3935445
      Overcollateralization Release Amount                       0
      Overcollateralization Deficiency (after distribut     303879
      Overcollateralization Target Amount                  4239324
      Overcollateralization Amount (after distributions    4239324

    Amount of Excess Interest                              1975133
    Amount of Excess Cashflow                              1975133



iv) Servicing Fees               Group 1     Group 2      Total
Servicing Fees                        53026      122461     175487

v) Advances                                               80805

vi) Ending Pool Balance        127212873    294098199    421311072

vii)    Loan Count                     1234        2126       3360
Wt'd avg Rem Term                       310         342        332
Wt'd avg Mortage Rate              7.82436%    7.60414%   7.67100%

viii)  Delinquency And Foreclosure Information:

Group 1           All Categories            Bankruptcy
                     Number      Balance      Number     Balance
Current               1191        124341017     1            21694
30 days delinquent     43           3037339     0                0
60 days delinquent      0                 0     0                0
90+ days delinquen      0                 0     0                0


                   Foreclosure
                     Number      Balance
Current                 0                 0
30 days delinquent      0                 0
60 days delinquent      0                 0
90+ days delinquen      0                 0


Group 2           All Categories            Bankruptcy
                     Number      Balance      Number     Balance
Current               2069        286975402     0                0
30 days delinquent     57           7378280     0                0
60 days delinquent      0                 0     0                0
90 days delinquent      0                 0     0                0
120+ days delinque      0                 0     0                0

                                         Foreclosure
                     Number      Balance
Current                 0                 0
30 days delinquent      0                 0
60 days delinquent      0                 0
90 days delinquent      0                 0
120+ days delinque      0                 0

ix)     Loans that became REO properties
x)      Total Book Value of REO Properties:

Loan Number       Unpaid Prin.   Sched Bal             Book Value
       0                      0           0                      0


                       Group 1     Group 2       Total
xi)     Prepayment      1381367      918599     2299966

xii) Current Period Prepayment Penalties          18483
Aggregate Prepayment Penalties                    18483
Prepayment Penalties allocable to Classes N       18483
Prepayment Penalties allocable to Classes X           0
                                               Group 1    Group 2         Total
xiii)   Aggregate Realized Losses incurred            0          0             0
        Cumulative Realized Losses                    0          0             0

xiv)    Realized Loss Allocations         See Page 1
                               Class           Loss
                               AF-1                   0
                               AV-1                   0
                               AV-2                   0
                               AV-3                   0
                               M-1                    0
                               M-2                    0
                               M-3                    0
                               B-1                    0
                               B-2                    0
                               B-3                    0
                               B-4                    0
                               N*                     0



xv)     Accrued Certificate Interest      See Page 1

xvi)    Prepayment Interest Shortfall not covered by the servicer
                                                      0          0             0

xix)    Trustee Fees                                644       1476          2120

xx)     LIBOR Carryover Amt
        Current DiAmounts Remaining
AV-1             0            0
AV-2             0            0
AV-3             0            0
M-1              0            0
M-2              0            0
M-3              0            0
B-1              0            0
B-2              0            0
B-3              0            0
B-4              0            0


xix) Overcollateralization Deficiency (after distribution)                  0.00

xx) Has Trigger Event has occurred?        NO
Cummulative Realized Losses Percentage     0.00000%

xxi)    Available Funds                    Group 1     Group 2        Total
Scheduled Interest Net of Servicing Fees   776374        1739891         2516266
Scheduled Principal                        118751        202656           321407
Unscheduled Principal                      1381367       918599          2299966
Available Funds                            2276493       2861146         5137639

xxiv)   Class Interest Rate         See Page 1

xxv)    Liquidation Report
Loan Number       Unpd Prin Bal    Sched P    Liq Proc       Loss
       0                      0           0           0          0
       0                      0           0           0          0
       0                      0           0           0          0




xxvi)   Mortgage Loans Purchased by Servicer                     0

xxvii)  Mortgage Loans Re-Purchased by Servicer                  0



                  ASSET BACKED FUNDING CORPORATION
                  C-Bass Mortgage Loan Asset-Backed Certificates Series 2004-CB1

                               By: /s/ Sheryl Christopherson
                               Name:  Sheryl Christopherson
                               Title: Vice President
                               U.S. Bank National Association as Trustee

Dated:   2/25/2004